EXHIBIT 10.1
                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of May 14, 2001, by and among NX Networks Inc., a Delaware corporation, having its principal office at 13595 Dulles Technology Drive, Herndon, VA 20171 (the "COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

         WHEREAS:

         A. The Company and each of the Buyers individually are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Company has authorized a series of preferred stock, designated as Series E 8% Convertible Preferred Stock (such shares, together with any shares of Series E 8% Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, being hereinafter collectively referred to as the "PREFERRED SHARES"), having the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights attached hereto as Exhibit "A" (the "CERTIFICATE OF DESIGNATION");

         C. The Preferred Shares are convertible into shares of common stock, $.05 par value per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

         D. The Company has authorized the issuance to the Buyers of warrants, in the form attached hereto as Exhibit "B", to purchase within five (5) years up to three hundred and eighty thousand (380,000) shares of Common Stock (the "Warrants").

         E. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) an aggregate of up to nineteen thousand (19,000) Preferred Shares and (ii) the Warrants to purchase up to three hundred and eighty thousand (380,000) shares of Common Stock.

         F. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of Preferred Shares and number of Warrants as is set forth immediately below its name on the signature pages hereto;

         G. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain


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registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

          NOW THEREFORE, the Company and each of the Buyers, acting individually and severally (and not jointly) hereby agree as follows:

          1.   PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

          1.1. PURCHASE OF PREFERRED SHARES AND WARRANTS. Subject to the satisfaction (or waiver) of the conditions thereto set forth in
               Section 6 and Section 7 below, on the Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of Preferred Shares and number of Warrants for the aggregate purchase price as is set forth immediately below such Buyer's name on the signature pages hereto. The issuance, sale and purchase of the Preferred Shares and the Warrants shall take place at the Closing (the "Closing"). The Company shall issue an aggregate of (i) nineteen thousand (19,000) Preferred Shares and
               (ii) Warrants to purchase three hundred and eighty thousand (380,000) shares of Common Stock, for an aggregate purchase price of two million four hundred and three thousand five hundred Dollars ($2,403,500.00) (the "PURCHASE PRICE").

          1.2. FORM OF PAYMENT. On the Closing Date (as defined below), (i) each Buyer shall pay the purchase price for the Preferred Shares and Warrants to be issued and sold to it at the Closing by wire transfer of immediately available funds to the Company in accordance with the Company's written wiring instructions annexed hereto as Schedule 1.2, against delivery of duly executed certificates representing such number of Preferred Shares and duly executed Warrants which such Buyer is purchasing and (ii) the Company shall deliver such certificates and Warrants duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price. The certificates representing the Preferred Shares and the Warrants purchased by each Buyer shall be delivered to such Buyer, or his representative, upon confirmation to the Company of the Federal Funds wire number designating the funds transferred by such Buyer.

          1.3. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares and the Warrants pursuant to this Agreement (the "Closing Date") shall be 9:00 a.m. Eastern Standard Time on May 14, 2001 at the offices of Bryan Cave LLP, 700 Thirteenth Street, N.W., Washington, D.C. or at such other location and time as may be agreed to by the parties.

          2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer, acting individually and severally (and not jointly) represents and warrants to the Company solely as to such buyer that:

          2.1. INVESTMENT PURPOSE. As of the date hereof, the Buyer is purchasing the Preferred Shares and the Warrants for its own account and not with a present view towards the public sale or distribution, except pursuant to sales registered or exempted from registration under the 1933 Act.


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               The Buyer does not agree to hold the Preferred Shares, the
               Warrants or the Common Stock issuable upon conversion of the Preferred Shares (the "CONVERSION SHARES") or as dividends thereon (the "DIVIDEND SHARES") or upon exercise of the Warrants (the "WARRANT SHARES") for any minimum or other specific term and reserves the right to dispose of all or any of such securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Preferred Shares, the Warrants, the Conversion Shares, the Dividend Shares and the Warrant Shares are sometimes collectively referred to herein as the "Securities".

          2.2. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "ACCREDITED INVESTOR").

          2.3. RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

          2.4. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials, including without limitation the SEC Documents (as defined in Section 3.8 herein), relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. Anything in this Section 2.4 or elsewhere herein to the contrary notwithstanding, The Company represents and warrants that it has not disclosed to any Buyer any material non-public information about the Company or its business or affairs.

          2.5. GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          2.6. TRANSFER OR RE-SALE. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from


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               such registration (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2.6 and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

          2.7. LEGENDS. The Buyer understands that the Preferred Shares and the Warrants and, until such time as the Conversion Shares, Dividend Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares, Dividend Shares and Warrant Shares, will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):


                        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

                    The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) in the event of a transfer of a Security (or, if in the opinion of counsel to the Company or to Buyer, a certificate without legend may be issued prior to such transfer), such Security is registered for resale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel


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               in comparable transactions and reasonably satisfactory to the
               Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with all applicable laws and regulations, including without limitation applicable prospectus delivery requirements, if any.

          2.8. AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized by Buyer. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the Buyer of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms.

          2.9. RESIDENCY. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.



          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that:

          3.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Except as set forth in Schedule 3.1, the Company has no "Subsidiaries" (as defined below). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities, (ii) the business, operations, assets, financial condition or, to the extent it can be reasonably anticipated as of the date hereof, prospects of the Company, (iii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iv) the authority or the ability of the Company to perform its obligation under this Agreement, the Registration Rights Agreement, the Certificate of Designation or the Warrants. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest and which has assets or liabilities in excess of $100,000 as of December 31, 2000.


          3.2. AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite corporate power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and


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               to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company, the filing of the Certificate of Designation and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion of or otherwise pursuant to the Preferred Shares and the Warrant Shares issuable upon exercise of or otherwise pursuant to the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders (other than as may be required under Nasdaq Marketplace Rule 4350) is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants and upon execution and filing of the Certificate of Designation, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.


          3.3. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 85,000,000 shares of Common Stock of which 44,390,267 shares are issued and outstanding, 18,475,000 shares are reserved for issuance pursuant to the Company's stock option plans and certain non-plan option agreements, 7,583,000 shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 5,560,000 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); (ii) 1,000,000 shares of preferred stock of which 333,334 shares have been designated as Series B 8% Convertible Preferred Stock, 333,333 of which are outstanding, 15,400 shares have been designated as Series C 8% Convertible Preferred Stock, all of which are outstanding, and 11,734 shares have been designated as Series D Convertible Preferred Stock, 11,734 of which are outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in Schedule 3.3, no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3.3, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and
               (iii)


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               there are no anti-dilution or price adjustment provisions
               contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares, the Warrants, the Conversion Shares, the Dividend Shares or the Warrant Shares. The Company has made available to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof, including the Certificates of Designation for the Company's Series B, Series C and Series D preferred stock ("CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and has made available to Buyer all of the Company's option plans and standard forms of option agreements and all other agreements containing the terms of securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.


          3.4. ISSUANCE OF SHARES. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Conversion Shares, the Dividend Shares and the Warrant Shares are duly authorized and reserved for issuance, and, when issued upon conversion of or otherwise pursuant to the Preferred Shares and upon exercise of or otherwise pursuant to the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

          3.5. ACKNOWLEDGMENT OF DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and upon issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company's Board of Directors has determined, in its good faith business judgment, that the issuance of the Securities hereunder and under the Certificate of Designation and the Warrants and the consummation of the transactions contemplated hereby and thereby are in the best interest of the Company and its stockholders.


          3.6. SERIES OF PREFERRED STOCK. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Preferred


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               Shares), if any, are as stated in the Certificates of
               Incorporation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Preferred Shares are as stated in the Certificate of Designation.


          3.7. NO CONFLICTS. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance, as applicable, of the Securities) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity (except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except for (i) as specifically contemplated by this Agreement and as required under the 1933 Act, (ii) as required by any applicable state securities laws and (iii) such actions as are necessary to comply with Nasdaq Marketplace Rule 4350, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares and Warrants in accordance with the terms hereof and to issue the Conversion Shares and the Dividend Shares upon conversion of or otherwise pursuant to the Preferred Shares and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. All consents, authorizations, orders, filings and registrations which the Company is


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               required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the NASDAQ SmallCap Market (the "NASDAQ SMALLCAP") and, except as set forth in Schedule 3.6, does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq SmallCap in the foreseeable future. Except as set forth in Schedule 3.6, the Company and its Subsidiaries are unaware of any facts or circumstances which could reasonably be expected to give rise to any of the foregoing.


          3.8. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available (including by filing SEC Documents via EDGAR) to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. Except as provided in
               Schedule 3.8, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as provided in
               Schedule 3.8, none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). Except as provided in Schedule 3.8, as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents or Schedule 3.8, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2000 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally


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               accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

          3.9. ABSENCE OF CERTAIN CHANGES. Since December 31, 2000, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries.


          3.10. ABSENCE OF LITIGATION. Except as set forth in Schedule 3.10, there is no action, suit, claim, proceeding, inquiry or, to the knowledge of the Company, investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or its officers or directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3.10 contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company that claims damages of $50,000 or more. None of the Company's executive officers are aware of any facts or circumstances which might give rise to any of the foregoing.


          3.11. PATENTS, COPYRIGHTS, ETC. Except as set forth in Schedule 3.11, the Company owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(11) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule
               3.11 hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.


          3.12. NO MATERIALLY ADVERSE CONTRACTS, ETC. Except as set forth on
               Schedule 3.11 the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Except as set forth on Schedule 3.12, the Company is not a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.


          3.13. TAX STATUS. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.


          3.14. CERTAIN TRANSACTIONS. Except as set forth on Schedule 3.14 and in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3.3, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


          3.15. DISCLOSURE. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyers pursuant to Section 2.4 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists, nor is the Company in possession of any information, with respect to the Company or its business, properties, operations or financial conditions, which has not been publicly announced or disclosed but under applicable law, rule or regulation, requires public disclosure or announcement by the Company (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

          3.16. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby and otherwise. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives. Without limiting the generality of the foregoing, The Company acknowledges and agrees that neither the Buyers nor their representatives owe the Company any duty of disclosure.


          3.17. NO INTEGRATED OFFERING. Assuming the validity of Buyers' representations under Section 2 hereof, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) in a manner that will require stockholder approval under any stockholder approval provisions applicable to the Company or its securities. Assuming the validity of Buyers' representations under Section 2 hereof, none of the Securities have been offered or sold nor have there been any solicitations of offers to buy any of the Securities to any person other than Accredited Investors and the Company has not made any offers or sales or solicited offers to buy any of its securites within the last six months to any person other than Accredited Investors.


          3.18. NO BROKERS. Except as set forth on Schedule 3.18, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.


          3.19. PERMITS; COMPLIANCE. Except as disclosed in Schedule 3.19, the Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2000, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.


          3.20. ENVIRONMENTAL MATTERS.


          3.20.1. Except as set forth in Schedule 3.20, there are, to the Company's knowledge, with respect to the Company or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and the Company has not received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          3.20.2. Other than those that are or were stored, used or disposed of in compliance with applicable law, to the knowledge of the Company, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company, except in the normal course of the Company's business.

          3.20.3. Except as set forth in SCHEDULE 3.20, to the knowledge of the Company, there are no underground storage tanks on or under any real property owned, leased or used by the Company that are not in compliance with applicable law.

          3.21. TITLE TO PROPERTY. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE
               3.21 or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.


          3.22. INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.


          3.23. INTERNAL ACCOUNTING CONTROLS. Except as disclosed on Schedule 3.23, the Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


          3.24. FOREIGN CORRUPT PRACTICES. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          3.25. SOLVENCY. Except as set forth on Schedule 3.25, the Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. Except as disclosed in Schedule 3.25, the Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.


          3.26. NO INVESTMENT COMPANY. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement and the Certificate of Designation will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.


          3.27. TRADING IN COMMON STOCK. Neither the Company nor any officer, director, affiliate, or other person acting on behalf of the Company or any such officer, director or affiliate has directly or indirectly engaged in the purchase or sale of the Common Stock (or any derivative interest thereof) during the period beginning fifteen (15) Trading Days (as defined in the Certificate of Designation) prior to the Closing Date and ending on the Closing Date.


          4.   COVENANTS.

          4.1. BEST EFFORTS. The parties shall use all c commercially reasonable efforts to satisfy timely each of the conditions described in
               Section 6 and 7 of this Agreement.

          4.2. FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

          4.3. REPORTING STATUS; ELIGIBILITY TO USE FORM S-3; PRESS RELEASE. The Company's Common Stock is registered under Section 12(g) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and, subject to Section 4.10, so long as any Buyer beneficially owns any of the Securities, will take all necessary action reasonably within its control to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3. The Company shall issue a press release describing the material terms of the transactions contemplated hereby as soon as practicable following the Closing Date but in no event later than one (1) Trading Day (as defined in the

               Certificate of Designation) following the Closing Date, and shall file with the SEC a Current Report on Form 8-K describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Registration Rights Agreement, the Certificate of Designation and the Warrants) within two (2) Trading Days of the Closing Date, which press release and Form 8-K shall be subject to prior review by the Buyers.

          4.4. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Preferred Shares and the Warrants for general working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with direct or indirect subsidiaries).

          4.5. RIGHT OF FIRST OFFER; RIGHT TO PARTICIPATE.

          4.5.1. Subject to the terms and conditions specified in this Section 4.5, until the first anniversary of the Closing Date, the Company hereby grants to each Buyer the right of first offer to purchase New Securities (as hereinafter defined) which the Company may, from time to time, propose to sell and issue. If more than one Buyer desires to purchase the New Securities, then each Buyer shall have the right to purchase the New Securities in the proportion that the number of Preferred Shares then owned by such Buyer bears to the total number of Preferred Shares owned by all Buyers desiring to purchase the New Securities.

          4.5.2. In the event the Company proposes to issue New Securities, it shall give each Buyer written notice (the "Right of First Offer Notice") of its intention stating (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities and (iv) the number of shares that the Buyer has the right to purchase under this Section 4.5.

          4.5.3. Within ten (10) business days after the Right of First Offer Notice is given, the Buyer may elect to purchase, at the price specified in the Right of First Offer Notice, up to its proportionate share of New Securities, as provided for in Section
               4.5.1. An election to purchase shall be made in writing and must be given to the Company within such 10-day period.

          4.5.4. The Company shall have 120 days after the last date on which the Buyer's right of first offer lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days from the execution thereof) to sell the New Securities which the Buyers did not elect to purchase under this Section 4.5, at or above the price and upon terms not more favorable to the purchasers of such securities than the terms specified in the initial Right of First Offer Notice given in connection with such sale. If the Company enters into an agreement for the sale of the New Securities with a third party purchaser, the Company shall, not later than ten
               (10) days prior to closing such transaction, offer to Buyers, by written notice (the "Participation

               Right Notice") the opportunity to participate in such transaction on the same terms as are offered to each third party purchaser and Buyer shall have the right to purchase its proportionate share (as set forth in Section 4.5.1.) of the New Securities from the Company on the same terms as are offered to such third party purchaser up to an amount equal to the aggregate amount invested by the third party purchaser. In the event that the Company gives a Participation Right Notice, Buyers shall have the right, but not the obligation, by written notice to the Company given within the aforesaid ten (10) day period, to elect to participate in such transaction. The closing of the sale of New Securities by the Company to the participating Buyers upon exercise of its rights under this Section 4.5 shall take place simultaneously with the closing of the sale of New Securities to third parties. In the event the Company has not entered into an agreement to sell the New Securities within such 120-day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Buyer in the manner provided in this Section 4.5.

          4.5.6. The right of first offer set forth in this Section 4.5 shall not apply to the issuance of New Securities to a Strategic Investor (as hereinafter defined); provided, however, that in the event, at any time prior to the first anniversary of the Closing Date, the Company, directly or indirectly, offers, sells, grants any option to purchase, or otherwise disposes of its New Securities to a Strategic Investor (a "Strategic Investment"), the Company shall, not later than ten (10) days prior to closing such Strategic Investment, offer to Buyers, by Participation Right Notice the opportunity to participate in such Strategic Investment on the same terms as are offered to the Strategic Investor up to an amount equal to the Purchase Price payable under this Agreement by each such Buyer. The Participation Right Notice shall describe in reasonable detail the proposed terms of such transaction and the amount of proceeds intended to be raised thereunder. In the event that the Company gives a Participation Right Notice, Buyers shall have the right, but not the obligation, by written notice to the Company given within the aforesaid ten (10) day period, to elect to participate in such transaction. If Buyers to make such election within such ten (10) day period (or, having so elected, does not in fact participate in such Strategic Investment through no fault of the Company), then Buyers shall have no further claim or right with respect to such Strategic Investment and the Company shall be free to consummate such transaction upon substantially the terms set forth in the Participation Right Notice.

          4.5.5. For purposes of this Section 4.5, the term "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock. The term "Strategic Investor" shall mean any person (including any natural person, company, limited partnership, general partnership, joint stock company, joint venture, association, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof) who has significant operations in the Company's industry and is making an investment in the Company's securities for strategic, rather than exclusively financial, purposes.

          4.6. EXPENSES. The Company shall reimburse Buyer for all expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorney's and consultant's fees and expenses and travel expenses. The Company's obligation to reimburse Buyer's expenses under this Section 4.6 shall be limited to Ten Thousand Dollars ($10,000).

          4.7. FINANCIAL INFORMATION. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (ii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

          4.8. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection with the conversion of Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) then in effect) and as otherwise required by the Certificate of Designation, the issuance of Dividend Shares and the full exercise of the Warrants and issuance of the Warrant Shares in connection therewith (based on the Exercise Price (as defined in the Warrants) of the Warrants then in effect). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of or otherwise pursuant to the Preferred Shares and upon exercise of or otherwise pursuant to the Warrants without the written consent of each Buyer. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred shares (based on the Conversion Price (as defined in the Certificate of Designation) then in effect) and full exercise of the Warrants (based on the Exercise Price (as defined in the Warrants) of the Warrants then in effect). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of or otherwise pursuant to the Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) then in effect) and the aggregate number of Warrant Shares issued and issuable upon exercise of or otherwise pursuant to the Warrants (based on the Exercise Price (as defined in the Warrants) of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4.8, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

          4.9. LISTING. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of

               Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of or otherwise pursuant to the Preferred Shares or exercise of or otherwise pursuant to the Warrants. The Company will obtain and, subject to
               Section 4.10, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on any of the following: the NASDAQ SmallCap, the NASDAQ National Market ("NNM"), the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

          4.10. CORPORATE EXISTENCE. So long as a Buyer beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence and shall not merge, consolidate or sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where (i) the successor or acquiring entity and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Preferred Shares shall become convertible pursuant to Section 7(h) of the Certificate of Designation and into which the Warrants shall become exercisable pursuant to Section 6(b) of the Warrants in such transaction, assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith (including the Certificate of Designation and the Warrants) and (ii) the entity whose securities into which the Preferred Shares shall become convertible pursuant to Section 7(h) of the Certificate of Designation and into which the Warrants shall become exercisable pursuant to Section 6(b) of the Warrants is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq SmallCap, the NNM, NYSE or AMEX.

          4.11. NO INTEGRATION. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of Securities to be integrated with any other offering of securities by the Company such that the Company would have to obtain stockholder approval pursuant to any stockholder approval provision applicable to the Company or its securities.

          4.12. TRADING LIMITATIONS.

          4.12.1 Anything herein to the contrary notwithstanding, it is understood and agreed (1) that the Buyer has not been asked to agree, nor has it agreed, to desist from purchasing or selling, long and/or short, securities issued by the Company, or "derivative" securities based on securities issued by, the Company, or to hold the Securities for any specified term; (2) that past or future open market or other transactions by Buyer, including short sales, and specifically including, without limitation, short sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (3) that Buyer, or counter parties in "derivative" transactions to which Buyer is a party, directly or indirectly, presently have a "short" position in the common stock of the Company, and (4) that Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

          4.12.2 During the five trading days ending on the last trading day prior to the date a notice of conversion of the Preferred Shares is delivered to the Company, no Buyer or any of such Buyer's officers, directors, affiliates or other persons acting on behalf of such Buyer will, directly or indirectly, sell common stock or derivative securities based on common stock issued by the Company. The trading limitations set forth in this Section 4.12.2 shall not apply to trading (1) by an arm's length counter-party involved in a derivative transaction with Buyer or its affiliates if the actions by Buyer or its affiliates related to such derivative transaction are completed at least seven trading days prior to the date a notice of conversion of the Preferred Shares is delivered to the Company, (2) during the thirty day period after the Company has delivered to Buyer a notice of redemption pursuant to Section 5 of the Certificate of Designation, or (3) if the applicable conversion price is $1.265 or greater on the date a notice of conversion is delivered to the Company.

          5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares, Dividend and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). A copy of the Irrevocable Transfer Agent Instructions shall be delivered to each Buyer. Prior to registration of the Conversion Shares, the Dividend Shares and the Warrant Shares under the 1933 Act or the date on which the Conversion Shares, the Dividend Shares or the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2.7 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this
               Section 5, and stop transfer instructions to give effect to
               Section 2.6 hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares or Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Buyer provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such Buyer.


          6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares and Warrants to a Buyer at Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          6.1. Each Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          6.2. Each Buyer shall have delivered the Purchase Price in accordance with Section 1.2 above.

          6.3. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

          6.4. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

          6.5. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Preferred Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          7.1. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

          7.2. The Company shall have delivered to such Buyer duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares and duly executed Warrants purchased at such Closing in accordance with Section 1.2 above.

          7.3. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

          7.4. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

          7.5. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          7.6. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.


          8.   GOVERNING LAW; MISCELLANEOUS.

          8.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York (without regard to principles of conflict of laws). Both parties irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in New York City, New York with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          8.2. COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          8.3. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          8.4. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          8.5. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          8.6. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:


               If to the Company:

                            NX Networks Inc.
                            13595 Dulles Technology Drive
                            Herndon, Virginia 20171
                            Attention:  General Counsel
                            Facsimile:  (703) 793-1043

               With copy to:

                            John T. Capetta, Esq.
                            Kelley Drye & Warren LLP
                            Two Stamford Plaza
                            281 Tresser Boulevard
                            Stamford, CT 06901
                            Facsimile: 203-327-2669

               If to any Buyer: To each Buyer at the address set forth immediately below such Buyer's name on the signature pages hereto, with a copy to each of the other Buyers.

               Each party shall provide notice to the other party of any change in address.

          8.7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2.6, any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

          8.8. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          8.9. SURVIVAL. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3, 4 and 5 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

          8.10. PUBLICITY. The Company and each of the Buyers shall have the right to review a reasonable period of time before issuance of any press releases, filings with the SEC, NASD or any stock exchange or interdealer quotation system, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or public filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release or public filing prior to its release or public filing and shall be provided with a copy thereof and be given an opportunity to comment thereon). In addition, the Company agrees that it will not disclose, and will not include in any public filing or other announcement, the name of any Buyer, unless expressly agreed to in writing by such Buyer or unless and until such disclosure is, in the reasonable opinion of counsel to the Company, required by law or applicable regulation, and then only to the extent of such requirement.

          8.11. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          8.12. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          8.13. REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that each Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.

          8.14. WITHHOLDING. Each Buyer acknowledges that the Company may be required under applicable foreign, federal, state or local law to withhold from any cash payment or cash distribution payable to any such Buyer as a dividend or liquidated damage payment an amount for or on account of any present or future taxes, levies, imposts, duties, charges or fees of any nature now or hereafter imposed by any governmental or other authority. All amounts withheld and paid over by the Company to any governmental or other authority on behalf of any Buyer shall be treated for all purposes of this Agreement as if such amounts had been paid or distributed directly to such Buyer and the Company shall provide appropriate evidence to such Buyer of such payments.

          8.15. BUYER'S COUNSEL. Each Buyer acknowledges that it has sought and obtained the advice of its own legal counsel in connection with its execution and delivery of this Agreement and the performance of its obligations hereunder and that Bryan Cave LLP has acted as legal counsel only to North Olmsted Partners, L.P. Each Buyer further acknowledges that it made its own independent business decision to acquire the Securities and has not relied on the actions or inactions on any other Buyer or its counsel or other representatives when making said business decision. Each Buyer is making its own separate investment decision and has no intent to act in concert with any other Buyer with respect to the Securities purchased hereunder.





                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.


         NX NETWORKS INC.



         BY:
            -----------------------------

[BUYER]


BY:
   -------------------------------

AGGREGATE SUBSCRIPTION AMOUNT:

         Number of Preferred Shares:

         Number of Warrants:

         Aggregate Purchase Price:



                                       29